                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


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Check the appropriate box:

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     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          STANFORD MICRODEVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                                      LOGO

                          STANFORD MICRODEVICES, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2001

TO THE STOCKHOLDERS OF STANFORD MICRODEVICES, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Stanford Microdevices, Inc., a Delaware corporation (the "Company" or "Stanford Microdevices"), will be held on Wednesday, May 30, 2001 at 2:00 p.m., local time, at the Company's principal executive offices, located at 726 Palomar Avenue, Sunnyvale, California 94086, for the following purposes:

     1. To elect two Class I directors for a term of three years and until their successors are duly elected and qualified;

     2. To ratify the appointment by the Board of Directors of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.

     Only stockholders of record at the close of business on April 2, 2001 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she previously returned a Proxy.

                                          By order of the Board of Directors

                                                  /s/ THOMAS SCANNELL
                                          --------------------------------------
                                                     Thomas Scannell
                                               Vice President, Finance and
                                                     Administration,
                                          Chief Financial Officer, Secretary and
                                                   Assistant Treasurer

Sunnyvale, California
April 2, 2001

                          STANFORD MICRODEVICES, INC.
                               726 PALOMAR AVENUE
                              SUNNYVALE, CA 94086

                            ------------------------

                                PROXY STATEMENT

                    FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of Stanford Microdevices, Inc. (the "Company" or "Stanford Microdevices") for use at the Annual Meeting of Stockholders to be held on Wednesday, May 30, 2001 at 2:00 p.m., or at any adjournment or postponement thereof (the "Annual Meeting"), at the Company's principal executive offices, located at 726 Palomar Avenue, Sunnyvale, California 94086, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's telephone number at its principal executive offices is (408) 616-5400. The Company's fiscal year ends on December 31st of each year. The Company's last fiscal year ended on December 31, 2000 (the "Last Fiscal Year").

RECORD DATE AND MAIL DATE; OUTSTANDING SHARES

     Stockholders of record at the close of business on April 2, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. This proxy statement, the form of proxy and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 will be mailed on or about April 16, 2001 to all stockholders entitled to vote at the Annual Meeting. As of the close of business on February 15, 2001, 28,433,556 shares of the Company's Common Stock, $0.001 par value (the "Common Stock"), were issued and outstanding.

VOTING AND REVOCABILITY OF PROXIES

     When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder as marked on such proxies. If no specific instructions are given, the shares represented by proxies will be voted as follows:

     - FOR the election of the nominees for Class I directors set forth herein, and

     - FOR ratification of the appointment of independent auditors described herein.

     In addition, if any other matters properly come before the annual meeting, the persons named in the accompanying form of proxy will have discretion to vote the shares represented by proxies, or otherwise act with respect to such matters, in accordance with their best judgement.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by filing a written instrument revoking the proxy with the Secretary of the Company, by executing and delivering to the Company a subsequent proxy prior to the Annual Meeting, or by attending the Annual Meeting and voting in person.

VOTES PER SHARE; VOTES REQUIRED FOR APPROVAL

     Each share of Common Stock outstanding as of the close of business on the Record Date shall be entitled to one vote on each matter properly brought before the stockholders at the Annual Meeting. The stockholders shall not be entitled to cumulate their votes on any matter brought before them at the Annual Meeting.

     The affirmative vote of a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of the nominees for director contemplated in Proposal 1, meaning that the two properly nominated persons receiving the highest number of affirmative votes cast by stockholders entitled to vote at the Annual Meeting will be elected.

     The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of the independent auditors for the Company contemplated in Proposal 2.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The quorum required for the transaction of business at the Annual Meeting shall be the presence at the Annual Meeting of a majority of the shares of Common Stock issued and outstanding at the close of business on the Record Date. Shares of Common Stock present at the Annual Meeting in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

     Because abstentions with respect to any matter are treated as shares present or represented by proxy and entitled to vote for the purpose of determining whether that matter has been approved by the stockholders, such abstentions have the same effect as negative votes for each proposal other than the election of directors. Shares present or represented by proxy and entitled to vote are counted toward a quorum, even if they abstain from voting on any matter.

     "Broker non-votes" occur where a nominee such as a financial institution holds in its name shares beneficially owned by another person, and returns a proxy to the Company with respect to such shares, but indicates that it does not have the authorization of the beneficial owner to vote the owner's shares on one or more proposals. Broker non-votes are counted as present or represented for purposes of determining the existence or absence of a quorum at a meeting. Broker non-votes are not, however, counted or deemed to be present or represented for purposes of determining whether stockholder approval of any particular matter has been obtained, and hence will not have the effect of negative votes on a matter unless the vote required for approval of such matter is the affirmative vote of some percentage of the outstanding shares entitled to vote, without regard to whether such shares are present or represented by proxy at the meeting.

DISSENTERS' RIGHTS

     There are no dissenters' rights of appraisal associated with the matters to be acted upon in Proposals 1 and 2.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

GENERAL

     The Company's Board of Directors (the "Board of Directors") is currently comprised of five directors who are divided into three classes with terms expiring in 2001, 2002 and 2003, respectively. A director serves in office until his or her term expires and his or her respective successor is duly elected and qualified, or until his or her earlier death, removal for cause or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

NOMINEES FOR CLASS I DIRECTOR

     Only two of the current five seats on the Board of Directors are to be filled by the vote of the outstanding shares entitled to vote at the Annual Meeting. These two seats are the Class I directorships, the current term of which expires on the date of the Annual Meeting. These two seats are currently held by directors Peter Chung and Robert Van Buskirk, both of whom have been nominated by the Board of Directors for re-election for a three-year term, to expire on the date of the Company's 2004 Annual Meeting of Stockholders and the due election and qualification of their respective successors, or their earlier death, removal for cause or resignation.

     Unless otherwise instructed, the persons named in the enclosed proxy intend to vote proxies received by them for the re-election of Mr. Chung and Mr. Van Buskirk. The Company expects that each of Mr. Chung and Mr. Van Buskirk will accept such nomination; however, in the event that any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for a substitute nominee or nominees designated by the present Board of Directors.

INFORMATION REGARDING NOMINEES AND OTHER DIRECTORS

     Certain background information regarding the nominees for director and the other current directors of the Company has been set forth below for your reference. There are no family relationships among any directors or executive officers of the Company, other than that between John Ocampo, the Chairman of the Board of Directors and Chief Technology Officer of the Company, and his spouse Susan Ocampo, the Treasurer of the Company. Stock ownership information for these persons is shown below under the heading "Security Ownership of Certain Beneficial Owners and Management", and is based upon information furnished by the respective individuals named therein.

                         NOMINEES FOR CLASS I DIRECTOR

     Robert Van Buskirk has served as the Company's President and Chief Executive Officer and as a director since June 1999. Before joining the Company, Mr. Van Buskirk held the position of Executive Vice President of Business Development and Operations from October 1998 to June 1999 at Multilink Technology Corporation, a company specializing in the design, development, and marketing of high bit-rate electronic products for advanced fiber optic transmission systems. Prior to his position at Multilink, Mr. Van Buskirk held various management positions at TRW, a semiconductor wafer manufacturer, including Executive Director of the TRW GaAs telecom products business from August 1993 to October 1998. Mr. Van Buskirk holds a B.A. from California State University at Long Beach. Age 51.

     Peter Chung has served as the Company's director since October 1999. Mr. Chung is a General Partner and Member of various entities affiliated with Summit Partners, L.P., a venture capital and private equity firm, where he has been employed since August 1994. Summit Partners, L.P. and its affiliates manage a number of private equity funds, including Summit Ventures V, L.P., Summit V Companion Fund, L.P., Summit V Advisors (QP) Fund, L.P., Summit V Advisors Fund, L.P. and Summit Investors III, L.P. Prior to attending Stanford Business School, Mr. Chung was a Financial Analyst with the Mergers and Acquisitions department at Goldman, Sachs & Co. from 1989 to 1992. Mr. Chung also serves as a director of ADVA AG Optical Networking, an optical networking systems company, Ditech Communications Corporation, a developer of echo cancellation and optical networking equipment, Somera Communications, Inc., a supplier of telecommunications infrastructure equipment and services, and a privately held company. Mr. Chung holds an A.B. from Harvard University and an M.B.A. from Stanford University. Age 33.

            INCUMBENT CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 2002

     John Bumgarner, Jr. has served as the Company's director since December 1999. Mr. Bumgarner has been a Senior Vice President of Corporate Development and Planning at Williams, a communications and natural gas pipeline infrastructure company, since 1979. Mr. Bumgarner currently serves as President of Williams International and President of Williams Headquarters Building Group. Mr. Bumgarner also serves as President of Strategic Investments for Williams Communications. Mr. Bumgarner also serves as a director of MPSI, a global software and database company, PowerTel, a telecommunications service provider in Australia, Apco Argentina, an exploration and production company, Williams Communications, a telecommunications company, Energy Partners, Ltd., an oil and natural gas exploration and production company, and several privately held companies. Mr. Bumgarner holds a B.S. from the University of Kansas, and an M.B.A. from Stanford University. Age 58.

     Casimir Skrzypczak has served as the Company's director since January 2000. Since October 1999, Mr. Skrzypczak has been a Senior Vice President at Cisco Systems, a networking systems company. Prior to joining Cisco, Mr. Skrzypczak served as a Group President at Telcordia Technologies, a telecommunications company, from July 1997 to October 1999. From September 1985 to June 1997, Mr. Skrzypczak served as President of NYNEX Corporation, a telecommunications company. Mr. Skrzypczak also serves as a director of JDS Uniphase, a fiber-optic products manufacturer, and a privately held company. Mr. Skrzypczak holds a B.E. from Villanova University and an M.B.A. from Hofstra University. Age 59.

            INCUMBENT CLASS III DIRECTOR WHOSE TERM EXPIRES IN 2003

     John Ocampo, a co-founder of the Company, has served as the Company's Chairman of the board since December 1998 and Chief Technology Officer since May 1999. From 1984 to May 1999, Mr. Ocampo also served as the Company's President and Chief Executive Officer. From 1982 to 1984, Mr. Ocampo served as General Manager at Magnum Microwave, an RF component manufacturer. From 1980 to 1982, he served as Engineering Manager at Avantek, a telecommunications engineering company, now Hewlett-Packard/ Avantek. Mr. Ocampo holds a B.S.E.E. degree from Santa Clara University. Age 41.

BOARD COMPOSITION

     The Company currently has five directors. In accordance with the terms of the Company's certificate of incorporation, the terms of office of our Board of Directors are divided into three classes: Class I, whose term will expire at the Annual Meeting, Class II, whose term will expire at the annual meeting of stockholders to be held in 2002, and Class III, whose term will expire at the annual meeting of stockholders to be held in 2003. The Class I Directors are Mr. Chung and Mr. Van Buskirk. The Class II Directors are Mr. Bumgarner and Mr. Skrzypczak. The Class III Director is Mr. Ocampo. At each future annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following their election and the due election and qualification of their successors, or until their earlier death, resignation or removal for cause. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of the Board of Directors may have the effect of delaying or preventing changes in control of the company. The Company's directors may be removed for cause by the affirmative vote of the holders of a majority of the Company's outstanding common stock.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors held a total of 12 meetings during the Last Fiscal Year. During the Last Fiscal Year, no director attended fewer than 75% of the aggregate of the number of meetings held by the Board of Directors and the number of meetings of committees, if any, upon which such director served.

     The audit committee, which was established in November 1999, consists of Mr. Bumgarner, Mr. Chung and Mr. Skrzypczak. Each member of the audit committee is an "independent director" as defined in Rule 4200 of the National Association of Securities Dealers' listing standards, as applicable and as may be modified or supplemented to date. The audit committee held a total of three meetings during the Last Fiscal Year. The Board of Directors has adopted a written charter for the audit committee, which is attached as Appendix B to this Proxy Statement and which sets forth in detail the duties of and functions performed by the audit committee. Major functions of the audit committee include, without limitation: (i) continuous review of the adequacy of the Company's system of internal controls; (ii) review of the independence, fee arrangements, audit scope, performance and audit findings of the Company's independent auditors, and recommendation of the appointment of independent auditors to the Board of Directors; (iii) review prior to release of the audited financial statements and Management's Discussion and Analysis contained in the Company's Annual Report on Form 10-K, and the unaudited quarterly operating results contained in the Company's quarterly earnings release; and (iv) preparation of reports to be included in Company proxy statements in compliance with Item 7(e)(3) of Schedule 14A.

     The compensation committee, which was established in November 1999, consists of Mr. Chung and Mr. Bumgarner. The compensation committee makes recommendations regarding our stock option plans and all matters concerning executive compensation. The compensation committee held a total of three meetings during the Last Fiscal Year. The compensation committee report for the Last Fiscal Year is included in this Proxy Statement, beginning on page 14 hereof.

REQUIRED VOTE

     The affirmative vote of a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of the nominees for director contemplated in Proposal 1, meaning that the two properly nominated persons receiving the highest number of affirmative votes cast by stockholders entitled to vote at the Annual Meeting will be elected.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                       EACH OF THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Ernst & Young LLP has audited the Company's financial statements since 1996, and the Board of Directors of the Company adopted a resolution selecting Ernst & Young LLP as the Company's independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2001. The Board of Directors recommends that stockholders vote for ratification of such appointment. In the event of a negative vote or lack of ratification, the Board of Directors will reconsider its selection. A representative of Ernst & Young LLP is expected to be available at the Annual Meeting with the opportunity to make a statement if such representative desires to do so, and is expected to be available to respond to appropriate questions.

FEES PAID TO ACCOUNTANTS FOR SERVICES RENDERED DURING FISCAL YEAR 2000

  Audit Fees:

     Audit fees billed to the Company by Ernst & Young LLP during the Last Fiscal Year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $212,500.

  Financial Information Systems Design and Implementation Fees:

     The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the Last Fiscal Year.

  All Other Fees:

     Fees billed to the Company by Ernst & Young LLP during the Last Fiscal Year for all other services rendered to the Company, totaled $564,318. Of this amount, $414,750 was for audit related services (i.e., registration statements and accounting consultations) and $149,568 was for non-audit related services (i.e., tax filings and tax-related consultations).

     The audit committee has considered whether Ernst & Young LLP's provision of such non-audit services is compatible with maintaining Ernst & Young LLP's independence.

REQUIRED VOTE

     Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent public accountants is not required by the Company's bylaws or other applicable legal requirement. However, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION
                    OF THE APPOINTMENT OF ERNST & YOUNG LLP
        AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR.

                               OTHER INFORMATION

EXECUTIVE OFFICERS

     In addition to Mr. Ocampo and Mr. Van Buskirk, as of February 15, 2001, the following persons are executive officers of the Company:

             NAME                AGE                             POSITION
             ----                ---                             --------
Walter Baker...................  34    Vice President and General Manager of Standard Products Unit
Gary Gianatasio................  60    Vice President and General Manager of Wireless
                                       Infrastructure Products Unit
Rodney Hsing...................  38    Vice President of Sales for the Americas
Guy Krevet.....................  54    Vice President, Operations
Susan Ocampo...................  43    Treasurer
Robert Pinato..................  46    Vice President of International Sales
Gerald Quinnell(1).............  43    Executive Vice President, Sales and Marketing and Business
                                       Development
Thomas Scannell................  50    Vice President, Finance and Administration, Chief Financial
                                       Officer, Secretary and Assistant Treasurer

---------------
(1) Mr. Quinnell began serving in this role on February 21, 2001.

     Walter Baker has served as the Company's Vice President and General Manager of the Standard Products Unit since November 1999. Mr. Baker served as the Company's Vice President of Engineering from September 1998 to November 1999, and as Engineering Manager of the Company's design center in Richardson, Texas from September 1997 to September 1998. From June 1996 to September 1997, he was a Senior RFIC Design Engineer at Fujitsu Electronics, a manufacturer of electronic components. From May 1993 to June 1996, Mr. Baker held the position of Design Manager at ITT General Transistor Corporation (GTC), a manufacturer of transistors. Mr. Baker received his B.S.E.E from Texas A&M University, an M.S.E.E. degree from Georgia Tech, and an M.B.A. from the University of Phoenix. Mr. Baker is a member of the Institute of Electrical and Electronic Engineers.

     Gary Gianatasio has served as the Company's Vice President and General Manager of Wireless Infrastructure Products Unit since November 1999. From July 1997 until November 1999, Mr. Gianatasio provided services to the Company as an independent management consultant. From January 1997 to December 1999, Mr. Gianatasio served as a principal of G. Gianatasio & Associates. From April 1990 to July 1997, Mr. Gianatasio held various positions at Spectrian Corporation, an RF component company, most recently as Senior Vice President of Business Development. Mr. Gianatasio holds a B.S. from San Jose State University.

     Rodney Hsing has served as the Company's Vice President of Sales for the Americas since December 2000. From December 1999 to December 2000, Mr. Hsing served as the Company's Eastern Regional Sales Director. From March 1998 to December 1999, Mr. Hsing held the position of Marketing Manager at Atmel, Temic Semiconductors Communications Division. From November 1996 to March 1998, Mr. Hsing held the position of Supplier Business Manager at Avnet, Penstock Division. From September 1994 to November 1996, Mr. Hsing held the position of Field Sales Engineer at Avnet Penstock Division. Mr. Hsing holds a B.S. from the University of Maryland.

     Guy Krevet has served as the Company's Vice President, Operations since November 1998. From June 1995 to November 1998, Mr. Krevet served as Vice President and General Manager of Operations, Engineering, and Manufacturing for Avnet, Inc., a distributor of electronic components and computer products. From April 1971 to June 1995, Mr. Krevet served in various positions at Hewlett-Packard/Avantek, most recently as Manufacturing Manager.

     Susan Ocampo is co-founder of the Company and has served as the Company's Treasurer since November 1999. From 1988 to November 1999, Mrs. Ocampo also served as the Company's Chief Financial

Officer and Secretary and as one of our directors. Mrs. Ocampo holds a B.A. from Maryknoll College, in Manila, Philippines.

     Robert Pinato has served as the Company's Vice President of International Sales since December 2000. From March 1999 to December 2000, Mr. Pinato served as the Company's Asian Sales Director. From October 1998 to March 1999, Mr. Pinato held the position of Director at TRW Telecommunications Products from December 1995 to October 1998, Mr. Pinato held the position of Manager, Marketing and Business Development at TRW Telecommunications Products. Mr. Pinato holds a B.S. from Pepperdine University and an M.B.A. from Loyola Marymount University.

     Gerald Quinnell has served as the Company's Executive Vice President, Sales and Marketing and Business Development since February 2001. From November 1998 to February 2001, Mr. Quinnell served as the Company's Chief Operating Officer and Vice President, Sales and Marketing. Mr. Quinnell served as President and Chief Operating Officer of the RF and Microwave business unit of Avnet, Inc. from June 1997 to September 1998, and as Corporate Vice President of Avnet, Inc., from June 1997 to September 1998. From November 1988 to September 1998, Mr. Quinnell served as Chief Operating Officer of Penstock, Inc., an RF and microwave distribution company subsequently sold to Avnet, Inc. Mr. Quinnell holds a B.S. from the University of Phoenix.

     Thomas Scannell has served as the Company's Vice President, Finance and Administration, Chief Financial Officer, Secretary and Assistant Treasurer since November 1999. From November 1996 to May 1999 Mr. Scannell served as the Vice President, Finance of Spectra-Physics Lasers, a laser manufacturer. From November 1990 to November 1996, Mr. Scannell held the positions of Division Controller and Assistant Corporate Controller at Raychem Corporation, a materials science company. Mr. Scannell holds a B.A. and an M.B.A. from Stanford University.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information known to the Company with respect to the beneficial ownership of the Company's common stock as of February 15, 2001 by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company's common stock, (ii) each of the Named Executive Officers (as defined below), (iii) each of the Company's directors, and (iv) all of the Company's directors and executive officers as a group.

     Except as otherwise indicated, and subject to applicable community property laws, to the Company's knowledge the persons named below have sole voting and investment power with respect to all shares of common stock held by them.

     For the purposes of calculating percentage ownership, as of February 15, 2001, 28,433,556 shares of our common stock were issued and outstanding.

     Unless otherwise indicated below, each person has an address in care of Stanford Microdevices' principal executive officers at 726 Palomar Avenue, Sunnyvale, California 94086.

                                                                SHARES OF COMMON
                                                                      STOCK
                                                              BENEFICIALLY OWNED(1)
                                                              ---------------------
            NAME AND ADDRESS OF BENEFICIAL OWNER                NUMBER      PERCENT
------------------------------------------------------------  ----------    -------
5% STOCKHOLDERS, DIRECTORS AND NAMED EXECUTIVE OFFICERS:
John and Susan Ocampo(2)....................................  13,951,635     49.1%
Entities affiliated with Summit Partners, L.P.(3)...........   4,095,897     14.4%
Robert Van Buskirk(4).......................................      91,881        *
Guy Krevet(5)...............................................      52,177        *
Gerald Quinnell(6)..........................................     150,222        *
Thomas Scannell(7)..........................................      62,415
John Bumgarner, Jr.(8)......................................      83,928        *
Peter Chung(9)..............................................          --        *
Casimir Skrzypczak(10)......................................      30,682        *
All directors and executive officers as a group (13
  persons)(11)..............................................  18,766,576     65.1%

---------------
  *  Less than one percent (1%)

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Stanford Microdevices Common Stock subject to options held by that person that will be exercisable within sixty days of February 15, 2001, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

 (2) Consists of 1,050,000 shares held by John Ocampo, 1,050,000 shares held by Susan Ocampo, 7,919,568 shares held jointly by John and Susan Ocampo, as community property, 1,486,944 shares held by John Ocampo and Susan Ocampo, Trustees of Susan Ocampo Annuity Trust U/I Dtd. September 27, 1999, 1,486,944 shares held by John Ocampo and Susan Ocampo, Trustees of John Ocampo Annuity Trust U/I Dtd. September 27, 1999, 900,000 shares held by Samat Partners, a California limited partnership and an aggregate of 58,179 shares held by a custodian and various trusts for the benefit of the Ocampos' minor children. Mrs. Ocampo is the custodian and Mr. and Mrs. Ocampo are co-trustees with a third person of each these trusts and share voting and dispositive authority over these shares. Mr. Ocampo disclaim beneficial ownership of the shares held by these trusts except to the extent of their pecuniary interest in these shares.

 (3) Includes 3,033,985 shares held by Summit Ventures V, L.P., 62,303 shares held by Summit Investors III, L.P., 65,718 shares held by Summit V Advisors, L.P., 718,840 shares held by Summit Ventures V Companion Fund, L.P., and 215,051 shares held by Summit V Advisors (QP), L.P. Summit Partners, LLC is the general partner of Summit Partners V, L.P., which is the general partner of each of Summit Ventures V, L.P., Summit V Advisors, L.P., Summit V Advisors (QP), L.P. and Summit Ventures V Companion Fund, L.P. Summit Partners, LLC, through an investment committee, has voting and dispositive authority over the shares held by each of these entities and Summit Investors III. The address of record for entities affiliated with Summit Partners, L.P. is 499 Hamilton Avenue, Suite 200, Palo Alto, CA 94301.

 (4) Consists of 89,331 shares subject to outstanding options exercisable within sixty days of February 15, 2001.

 (5) Consists of 13,193 shares subject to outstanding options exercisable within sixty days of February 15, 2001.

 (6) Consists of 19,997 shares subject to outstanding options exercisable within sixty days of February 15, 2001.

 (7) Consists of 60,833 shares subject to outstanding options exercisable within sixty days of February 15, 2001.

 (8) Consists of 12,500 shares subject to outstanding options exercisable within sixty days of February 15, 2001.

 (9) Mr. Chung, one of our directors, is a member of Summit Partners, LLC, the general partner of Summit Partners V, L.P., which is the general partner of each of Summit Ventures V, L.P., Summit V Advisors, L.P., Summit Ventures V Companion Fund, L.P. and Summit V Advisors Fund (QP), L.P. Summit Partners, LLC, through an investment committee, has voting and dispositive authority over the shares held by these entities and Summit Investors III, L.P. Mr. Chung does not have voting or dispositive authority over these shares and disclaims beneficial ownership except to the extent of his pecuniary interest in these shares.

(10) Consists of 12,500 shares subject to outstanding options exercisable within sixty days of February 15, 2001.

(11) Includes an aggregate of 391,983 shares subject to outstanding options exercisable within sixty days of February 15, 2001.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION

     The following table shows, as to any person serving as Chief Executive Officer during the Last Fiscal Year and each of the four other most highly compensated executive officers of the Company whose salary plus bonus exceeded $100,000 (the "Named Executive Officers"), information concerning compensation paid for services to the Company during the Last Fiscal Year.

                           SUMMARY COMPENSATION TABLE

                                                    ANNUAL                     LONG-TERM
                                                 COMPENSATION                 COMPENSATION      ALL OTHER
                                    --------------------------------------    OPTIONS/SARS   COMPENSATION(2)
                                                              OTHER ANNUAL    ------------   ---------------
NAME AND PRINCIPAL POSITION  YEAR   SALARY ($)    BONUS ($)   COMPENSATION        (#)              ($)
---------------------------  ----   ----------    ---------   ------------    ------------   ---------------
Robert Van Buskirk........   2000    $225,000     $130,000     $       --        90,000          $ 3,070
  President and Chief        1999    $ 93,461(3)  $ 50,000     $       --       342,180          $ 2,897
  Executive Officer
John Ocampo...............   2000    $250,000     $     --     $       --            --          $ 3,070
  Chairman of the Board and  1999    $241,799     $100,000     $2,989,958(1)         --          $17,932
  Chief Technology Officer
Gerald Quinnell...........   2000    $200,000     $ 59,000     $       --        70,000          $ 2,968
  Executive Vice President,  1999    $200,000     $100,000     $       --       119,924          $ 3,293
  Sales and Marketing and
  Business Development
Guy Krevet................   2000    $185,000     $ 55,000     $       --        60,000          $ 2,968
  Vice President,            1999    $154,038     $ 75,000     $       --       111,090          $ 3,293
  Operations
Thomas Scannell...........   2000    $175,000     $103,000     $       --        70,000          $ 2,968
  Vice President, Finance    1999    $ 24,904(4)  $     --     $       --       200,000          $    66
  and Administration, Chief
  Financial Officer,
  Secretary and Assistant
  Treasurer

---------------
(1) The amount in the column entitled "Other Annual Compensation" for Mr. Ocampo consists of amounts paid to him as a special bonus to assist Mr. and Mrs. Ocampo with federal and state tax liabilities of Stanford Microdevices paid by Mr. and Mrs. Ocampo while we were an S corporation and to assist Mr. and Mrs. Ocampo in paying taxes they incurred as a result of the receipt of these amounts and taxes associated with receipt of a dividend paid in 1999.

(2) The amounts in the column entitled "All Other Compensation" consist of term life insurance premiums paid by us and contributions by us of $2,500 to each named executive officer's 401(k) plan account. We also paid Mr. Ocampo $14,841 pursuant to our profit sharing plan in 1999.

(3) Mr. Van Buskirk joined Stanford Microdevices as our President and Chief Executive Officer in May 1999. Mr. Van Buskirk's salary on an annualized basis in 1999 was $225,000. Mr. Ocampo served as our President and Chief Executive Officer until May 1999.

(4) Mr. Scannell joined Stanford Microdevices as our Vice President, Finance and Administration, Chief Financial Officer and Secretary in November 1999. Mr. Scannell's salary on an annualized basis in 1999 was $175,000.

STOCK OPTION GRANTS AND EXERCISES

     The following table shows, as for each Named Executive Officer, information concerning stock options granted during the Last Fiscal Year.

                 OPTION GRANTS IN YEAR ENDED DECEMBER 31, 2000

                                       INDIVIDUAL GRANTS
                      ----------------------------------------------------   POTENTIAL REALIZABLE VALUE AT
                                  PERCENT OF                                    ASSUMED ANNUAL RATES OF
                                 TOTAL OPTIONS                               STOCK PRICE APPRECIATION FOR
                      OPTIONS       GRANTED       EXERCISE OR                       OPTION TERM(2)
                      GRANTED   TO EMPLOYEES IN   BASE PRICE    EXPIRATION   -----------------------------
        NAME          (#)(1)      FISCAL YEAR      ($/SHARE)       DATE          5%($)          10%($)
        ----          -------   ---------------   -----------   ----------   -------------   -------------
Robert Van
  Buskirk...........  90,000          6.0%          $17.75       11/29/10     $1,004,659      $2,546,004
John Ocampo.........      --           --               --             --             --              --
Gerald Quinnell.....  70,000          4.7%          $17.75       11/29/10     $  781,402      $1,980,225
Guy Krevet..........  60,000          4.0%          $17.75       11/29/10     $  669,773      $1,697,336
Thomas Scannell.....  70,000          4.7%          $17.75       11/29/10     $  781,402      $1,980,225

---------------
(1) These options become exercisable as to 25% of the shares one year from the date of grant and as to one forty-eighth of the shares after each month thereafter.

(2) Potential realizable value is based on an assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten year option term. Potential realizable value is shown net of exercise price. These amounts are calculated based on the regulations promulgated by the SEC and do not reflect the Company's estimate of future stock price growth.

         AGGREGATE OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                   OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                SHARES                           FISCAL YEAR END             FISCAL YEAR END (1)
                              ACQUIRED ON      VALUE       ---------------------------   ---------------------------
            NAME              EXERCISE(#)   REALIZED($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              -----------   ------------   -----------   -------------   -----------   -------------
Robert Van Buskirk
  President, Chief Executive
  Officer and Director......         --              --      115,817        316,363      $3,995,687     $ 9,452,024
John Ocampo
  Chief Technology Officer
  and Chairman of the
  Board.....................         --              --           --             --              --              --
Gerald Quinnell
  Executive Vice President,
  Sales and Marketing and
  Business Development......    211,500      $4,366,395       18,459        319,965      $  645,536     $10,001,343
Guy Krevet
  Vice President,
  Operation.................     77,000      $1,644,791        7,941        186,149      $  276,381     $ 5,474,932
Thomas Scannell
  Vice President, Finance
  and Administration, Chief
  Financial Officer,
  Secretary and Assistant
  Treasurer.................         --              --       54,166        215,834      $1,868,727     $ 6,308,773

---------------
(1) The fair market value of the Company's Common Stock at December 31, 2000 was $36.00 per share.

DIRECTOR COMPENSATION

     Directors currently receive no cash compensation for serving on the Board of Directors. However, directors are reimbursed for expenses in connection with attendance at Board of Directors and committee meetings.

     Directors are eligible to participate in the Company's Amended and Restated 1998 Stock Plan. Pursuant to the Company's Amended and Restated 1998 Stock Plan, all non-employee directors are automatically granted an option to purchase 40,000 shares of common stock upon their election to the Board of Directors and an option to purchase an additional 10,000 shares of common stock each year following the date of our annual stockholders meeting, so long as on such date, he or she has served on the Board of Directors for at least the previous six months. On January 13, 2000, the Company granted Mr. Skrzypczak an option to purchase 40,000 shares of common stock at an exercise price of $5.50 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Mr. Bumgarner and Mr. Chung. None of the Company's executive officers serves as a director or member of the compensation committee or other board committee performing equivalent functions of another entity that has one or more executive officers serving on the Company's Board of Directors or compensation committee. Prior to the formation of the compensation committee, compensation decisions were made by the Board of Directors beginning in May 1999 and prior to that by the Company's President.

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

     We have entered into change of control agreements with Guy Krevet and Mr. Quinnell which provide that these executive officers are entitled to a maximum of six months of severance pay and acceleration of options in the event of the termination of employment of such individual within twelve months of a change of control of Stanford Microdevices. In addition, we have signed an offer letter with Mr. Scannell that provides for six months of severance pay in the event Mr. Scannell is terminated without cause and acceleration of all outstanding options in the event of a change of control of Stanford Microdevices. We also signed an offer letter with Mr. Gianatasio that provides for four months of severance pay and one year acceleration of options in the event Mr. Gianatasio is terminated without cause and acceleration of all outstanding options in the event of a change of control of Stanford Microdevices.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. The Compensation Committee is currently composed of non-employee directors who have no interlocking relationships as defined by the Securities and Exchange Commission.

     The objectives of the Compensation Committee are to enhance the Company's ability to recruit and retain qualified management, to motivate executives to achieve established performance goals and to maximize long-term shareholder value.

     The Chief Executive Officer's salary, bonus and equity incentive awards are established by the Compensation Committee. Recommendations regarding the base salary, bonuses and stock option or other awards of the Company's executive officers other than Mr. Van Buskirk are made to the Compensation Committee by Mr. Van Buskirk and are subject to its approval. The Compensation Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (each an "Executive Officer" and collectively the "Executive Officers"), should be influenced by the Company's performance. The Committee establishes the salaries and bonuses of all of the Executive Officers by considering (i) the Company's financial performance for the past year, (ii) the achievement of certain objectives related to the particular Executive Officer's area of responsibility, (iii) the salaries and bonuses of executive officers in similar positions of comparably-sized companies and (iv) the relationship between revenue and profits and executive officer compensation. The Committee believes that the Company's Executive Officers salaries and bonuses in the Last Fiscal Year were comparable in the industry for similarly-sized businesses.

     In addition to salary and bonus, the Committee, from time to time, grants options to Executive Officers. The Committee thus views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the Committee believes that options motivate Executive Officers to manage the Company in a manner which will also benefit shareholders. As such, options are granted at the current market price. One of the principal factors considered in granting options to an Executive Officer is the Executive Officers ability to influence the Company's long-term growth and profitability.

                                          Respectfully Submitted By:

                                          John Bumgarner
                                          Peter Chung

                              CERTAIN TRANSACTIONS

     The following is a description of transactions since the beginning of the Last Fiscal Year to which the Company has been a party, in which the amount involved in the transaction exceeds $60,000 and in which any director, executive officer, or holder of more than 5% of the Company's capital stock had or will have a direct or indirect material interest other than compensation arrangements which are otherwise described under "Executive Officer Compensation."

     On September 30, 1999, we declared a cash dividend payable to all holders of common stock as of October 1, 1999 in an aggregate amount of $4.0 million. Mr. and Mrs. Ocampo, and trusts for their benefit, were the sole common stockholders of Stanford Microdevices at the time of this dividend and received payment of the entire $4.0 million. Mr. and Mrs. Ocampo are principal stockholders of Stanford Microdevices and each is an executive officer. Mr. Ocampo is our Chairman of the Board, and our Chief Technology Officer. Mrs. Ocampo is our Treasurer. We also agreed to pay a special bonus to Mr. Ocampo in recognition of Mr. and Mrs. Ocampo's active involvement, leadership, and contributions to the rapid development of the Company through the end of 1999. The total amount of the bonus was determined based on the activities of Mr. and Mrs. Ocampo in their capacity as employees, and was approved by our Board of Directors. The bonus was also intended to assist Mr. and Mrs. Ocampo with any federal or state taxes, including a gross-up payment, associated with the payment of the dividend in October 1999. A total of $3.0 million was paid to Mr. and Mrs. Ocampo in December 1999 as a result of this agreement and to assist Mr. and Mrs. Ocampo with their S corporation federal and state taxes for 1998 and 1999. In 2000, Mr. and Mrs. Ocampo filed their federal and state tax returns and refunded $282,000 to us, representing the excess amount of bonus received compared to their actual federal and state tax liability.

     We have used the services of MPI Corporation of Manila, Philippines, for the packaging of a significant amount of our radio frequency components. MPI is owned by Jose Ocampo, a cousin of John Ocampo, our co-founder, Chairman of the Board and Chief Technology Officer, and a principal stockholder of Stanford Microdevices. We paid MPI an aggregate of $1,614,000 in 2000 for these services. In addition, amounts owed by us to MPI for such services at December 31, 2000 totaled $351,000. In 1998 and 1999 we granted Jose Ocampo options to purchase 333,270 shares of common stock at exercise prices ranging from $0.92 to $1.50. In 2000, Jose Ocampo exercised 86,000 of those stock options and 247,270 remained outstanding and exercisable at December 31, 2000.

     During the Last Fiscal Year, the Company granted options to its executive officers and directors. The Company intends to grant options to its executive officers and directors in the future.

     The Company has entered into indemnification agreements with its executive officers and directors.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the Nasdaq Composite Index and the SOX -- PHLX Semiconductor Index for the period commencing May 25, 2000 (the date the Company's Common Stock commenced trading on the Nasdaq National Market) and ending on December 31, 2000.
[PERFORMANCE GRAPH]

                                                                                                               SOX - PHLX
                                                          SMDI               NASDAQ COMPOSITE INDEX        SEMICONDUCTOR INDEX
                                                          ----               ----------------------        -------------------
5/25/00                                                  100.00                      100.00                      100.00
5/26/00                                                  107.32                       99.99                      100.88
5/30/00                                                  134.15                      107.93                      112.04
5/31/00                                                  121.14                      106.10                      110.73
6/1/00                                                   139.84                      111.77                      118.36
6/2/00                                                   212.60                      118.97                      128.39
6/5/00                                                   210.57                      119.23                      127.86
6/6/00                                                   172.77                      117.19                      123.34
6/7/00                                                   184.55                      119.78                      125.27
6/8/00                                                   232.93                      119.35                      126.72
6/9/00                                                   240.65                      120.89                      129.62
6/12/00                                                  214.63                      117.55                      123.57
6/13/00                                                  216.67                      120.14                      129.81
6/14/00                                                  202.44                      118.47                      124.22
6/15/00                                                  179.67                      119.98                      125.59
6/16/00                                                  178.05                      120.44                      128.46
6/19/00                                                  191.87                      124.47                      136.95
6/20/00                                                  195.12                      125.21                      140.26
6/21/00                                                  221.14                      126.79                      140.77
6/22/00                                                  235.37                      122.82                      134.22
6/23/00                                                  248.78                      119.97                      135.00
6/26/00                                                  308.94                      122.05                      134.92
6/27/00                                                  289.43                      120.39                      130.08
6/28/00                                                  299.19                      122.93                      129.76
6/29/00                                                  283.74                      120.96                      125.12
6/30/00                                                  282.52                      123.73                      126.49
7/3/00                                                   298.37                      124.54                      130.96
7/5/00                                                   288.62                      120.52                      118.75
7/6/00                                                   290.24                      123.56                      124.11
7/7/00                                                   266.67                      125.52                      128.69
7/10/00                                                  236.18                      124.18                      127.85
7/11/00                                                  234.15                      123.43                      124.44
7/12/00                                                  284.96                      127.90                      128.51
7/13/00                                                  328.46                      130.25                      131.86
7/14/00                                                  331.71                      132.47                      137.42
7/17/00                                                  318.70                      133.36                      140.44
7/18/00                                                  301.22                      130.32                      133.94
7/19/00                                                  282.93                      126.53                      128.69
7/20/00                                                  296.75                      130.55                      127.11
7/21/00                                                  278.05                      127.74                      120.05
7/24/00                                                  281.30                      124.22                      119.25
7/25/00                                                  299.19                      125.71                      122.47
7/26/00                                                  321.95                      124.41                      114.69
7/27/00                                                  285.37                      119.87                      105.34
7/28/00                                                  214.63                      114.28                      106.16
7/31/00                                                  273.98                      117.52                      110.22
8/1/00                                                   245.53                      114.98                      106.00
8/2/00                                                   237.40                      114.14                      105.83
8/3/00                                                   213.42                      117.30                      105.42
8/4/00                                                   260.98                      118.16                      102.14
8/7/00                                                   282.93                      120.52                      105.80
8/8/00                                                   247.97                      120.07                      105.44
8/9/00                                                   273.17                      120.22                      106.88
8/10/00                                                  278.05                      117.30                      104.54
8/11/00                                                  292.68                      118.22                      105.76
8/14/00                                                  282.93                      120.10                      113.92
8/15/00                                                  279.67                      120.16                      117.61
8/16/00                                                  287.80                      120.46                      119.04
8/17/00                                                  278.46                      122.95                      123.22
8/18/00                                                  273.17                      122.62                      125.85
8/21/00                                                  246.75                      123.33                      123.27
8/22/00                                                  253.26                      123.49                      124.67
8/23/00                                                  247.15                      125.13                      128.31
8/24/00                                                  260.98                      126.45                      129.03
8/25/00                                                  257.32                      126.12                      126.84
8/28/00                                                  269.11                      126.99                      125.81
8/29/00                                                  284.96                      127.35                      125.56
8/30/00                                                  299.19                      128.03                      124.02
8/31/00                                                  314.63                      131.23                      127.87
9/1/00                                                   308.54                      132.10                      126.71
9/5/00                                                   308.54                      129.26                      124.40
9/6/00                                                   321.95                      125.21                      117.30
9/7/00                                                   313.82                      127.86                      121.38
9/8/00                                                   310.17                      124.12                      115.33
9/11/00                                                  263.01                      121.56                      114.26
9/12/00                                                  286.18                      120.10                      109.67
9/13/00                                                  278.46                      121.48                      111.67
9/14/00                                                  293.50                      122.10                      111.44
9/15/00                                                  286.18                      119.65                      108.08
9/18/00                                                  282.93                      116.26                      105.49
9/19/00                                                  278.86                      120.60                      114.06
9/20/00                                                  311.38                      121.59                      114.32
9/21/00                                                  289.84                      119.45                      109.18
9/22/00                                                  301.63                      118.67                      102.75
9/25/00                                                  337.81                      116.72                       97.63
9/26/00                                                  330.08                      115.09                       96.56
9/27/00                                                  334.56                      114.07                       95.90
9/28/00                                                  359.76                      117.88                       99.98
9/29/00                                                  347.97                      114.58                       94.44
10/2/00                                                  311.79                      111.34                       92.42
10/3/00                                                  312.20                      107.81                       90.16
10/4/00                                                  320.33                      109.91                       95.71
10/5/00                                                  307.73                      108.32                       92.31
10/6/00                                                  276.83                      104.86                       88.65
10/9/00                                                  253.66                      104.69                       87.16
10/10/00                                                 231.30                      101.10                       78.35
10/11/00                                                 240.65                       98.85                       78.35
10/12/00                                                 235.77                       95.92                       76.42
10/13/00                                                 252.85                      103.48                       84.10
10/16/00                                                 266.67                      102.65                       79.24
10/17/00                                                 260.57                      100.27                       71.87
10/18/00                                                 228.87                       98.95                       71.79
10/19/00                                                 234.96                      106.65                       84.14
10/20/00                                                 208.13                      108.67                       83.49
10/23/00                                                 232.52                      108.22                       86.20
10/24/00                                                 223.17                      106.69                       79.45
10/25/00                                                 185.78                      100.76                       73.76
10/26/00                                                 181.30                      102.08                       78.29
10/27/00                                                 169.92                      102.28                       76.03
10/30/00                                                 168.29                       99.56                       77.97
10/31/00                                                 163.01                      105.13                       82.27
11/1/00                                                  163.82                      103.99                       79.18
11/2/00                                                  153.66                      106.98                       81.26
11/3/00                                                  153.66                      107.68                       82.13
11/6/00                                                  144.31                      106.58                       82.71
11/7/00                                                  132.52                      106.57                       79.36
11/8/00                                                  139.02                      100.82                       73.73
11/9/00                                                  146.34                       99.84                       74.15
11/10/00                                                 146.34                       94.50                       69.22
11/13/00                                                 142.69                       92.56                       72.22
11/14/00                                                 147.56                       97.91                       76.34
11/15/00                                                 140.65                       98.76                       79.29
11/16/00                                                 133.74                       94.59                       74.86
11/17/00                                                 126.02                       94.44                       74.47
11/20/00                                                 129.27                       89.71                       73.42
11/21/00                                                 135.77                       89.58                       69.94
11/22/00                                                 124.39                       85.96                       68.78
11/24/00                                                 127.64                       90.61                       74.82
11/27/00                                                 136.59                       89.87                       69.65
11/28/00                                                 123.99                       85.33                       64.00
11/29/00                                                 115.45                       84.45                       63.92
11/30/00                                                 122.36                       81.05                       59.55
12/1/00                                                  143.90                       82.53                       59.70
12/4/00                                                  154.47                       81.61                       61.16
12/5/00                                                  193.50                       90.16                       67.36
12/6/00                                                  226.43                       87.24                       64.33
12/7/00                                                  203.25                       85.88                       63.16
12/8/00                                                  208.54                       91.02                       70.79
12/11/00                                                 253.26                       94.06                       75.72
12/12/00                                                 219.51                       91.46                       71.00
12/13/00                                                 213.01                       88.06                       66.40
12/14/00                                                 203.25                       85.12                       65.72
12/15/00                                                 195.53                       82.78                       64.19
12/18/00                                                 194.31                       81.88                       64.56
12/19/00                                                 204.88                       78.36                       63.98
12/20/00                                                 182.11                       72.78                       59.84
12/21/00                                                 193.91                       73.01                       59.38
12/22/00                                                 212.20                       78.53                       65.11
12/26/00                                                 192.28                       77.79                       64.20
12/27/00                                                 209.76                       79.22                       66.95
12/28/00                                                 237.40                       79.80                       66.90
12/29/00                                                 234.15                       77.07                       63.95

     The graph assumes that $100 was invested on May 25, 2000 in the Company's Common Stock, in the Nasdaq Composite Index and in the SOX -- PHLX Semiconductor Index and that all dividends were reinvested. No dividends have been declared or paid in the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                             AUDIT COMMITTEE REPORT

     In connection with the audit by Ernst & Young LLP, the Company's independent auditors, of the Company's financial statements as of and for the fiscal year ended December 31, 2000, the Audit Committee of the Board of Directors of the Company has performed the following functions, among others:

     - The Audit Committee has reviewed and discussed the audited financial statements with management.

     - The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented. This discussion included, among other topics, the quality, not just the acceptability, of the Company's accounting principles, the clarity of disclosures in the financial statements, the consistency of the Company's application of accounting policies, and the auditors' responsibility under Generally Accepted Auditing Standards to provide the Audit Committee with information regarding the Company's internal control structure and financial statements, changes to significant accounting policies, management's judgements and accounting estimates and significant audit adjustments.

     - The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with the independent auditors their independence. In considering the auditors' independence, the Audit Committee has considered the amount and nature of any fees paid by the Company to the independent auditors for non-audit services.

     - Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements as of and for the fiscal year ended December 31, 2000 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     While the Audit Committee has performed the above functions, management, and not the Audit Committee, has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. Similarly, it is the responsibility of the independent auditors, and not the Audit Committee, to conduct the audit and express an opinion as to the conformity of the financial statements with accounting principles generally accepted in the United States.

                                          Respectfully Submitted By:

                                          John Bumgarner
                                          Peter Chung
                                          Casimir Skrzypczak

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to
Section 16(a). Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3 and Forms 5 and amendments thereto furnished to the Company with respect to the Last Fiscal Year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, the Company believes that, during the Last Fiscal Year, all Section 16(a) filing requirements applicable to the Company's officers and directors were complied with, except as follows: (i) a Form 4 was not timely filed for a purchase of shares by the wife of Gerald Quinnell, the Company's Executive Vice President, Sales and Marketing and Business Development; (ii) a Form 3 was not timely filed for Rodney Hsing, the Company's Vice President of Sales for the Americas, following his appointment as an executive officer; (iii) a Form 3 was not timely filed for Robert Pinato, the Company's Vice President of International Sales, following his appointment as an executive officer; and (iv) a Form 4 was not timely filed for a sale of shares by Guy Krevet, the Company's Vice President, Operations. A corrective filing has been made for each of the above-described incidences of noncompliance.

SOLICITATION OF PROXIES

     The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, telefax or otherwise.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders next year at the Company's 2002 annual meeting of stockholders must be received by the Company no later than December 17, 2001 in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that annual meeting.

     In addition, the Company's bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and director nominations not included in the Company's proxy statement which are proposed to be properly brought before an annual meeting of stockholders. Such stockholder must deliver written notice to the Secretary of the Company not less than 120 days in advance of the one-year anniversary of the date at which the notice of the previous year's annual meeting was mailed to the stockholders by the Company (in the case of the 2002 annual meeting this date is December 17, 2001). This notice must contain specified information concerning the matters proposed to be brought before such annual meeting and concerning the stockholder proposing such matters.

     In the event that either (i) the Company did not have an annual meeting during the immediately previous year, or (ii) the date of the current year annual meeting is more than 30 days from the one year anniversary of the immediately prior annual meeting, then the deadline for the Company's receipt of the notice required by the bylaws shall instead be the later of (a) the date that is 120 days prior to the current year annual meeting, and (b) the date that is 10 days following the first public notice of the date of such annual meeting. A copy of the full text of the bylaw provision discussed above may be obtained by writing to the Secretary of the Company at the address below. All notices of proposals by stockholders, whether or not included in the Company's proxy materials, should be sent to Stanford Microdevices, Inc., 726 Palomar Avenue, Sunnyvale, California 94086, Attention: Corporate Secretary.

LIST OF STOCKHOLDERS ENTITLED TO VOTE

     A list of the stockholders entitled to vote at the meeting, in alphabetical order, including the address and number of shares registered in the name of each such stockholder, shall be maintained at the Company's principal executive office, located at 726 Palomar Avenue, Sunnyvale, CA 94086, during the 10-day period immediately preceding the meeting date, and during such time shall available during normal business hours for examination by any stockholder for any purpose germane to the meeting. A copy of such list shall also be present at the meeting, and shall be available for inspection during the meeting by any stockholder present at the meeting.

DISCLAIMER REGARDING COMMITTEE REPORTS

     Neither (i) the compensation committee report contained herein, (ii) the audit committee report contained herein, (iii) the audit committee charter attached as Appendix B hereto, or (iv) any other information required to be disclosed herein by Item 306(a) or (b) of Regulation S-K or Item 7(e)(3) of
Schedule 14A shall be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any past or future filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

UNDERTAKING TO FURNISH FORM 10-K

     UPON THE WRITTEN REQUEST OF ANY PERSON WHOSE PROXY IS SOLICITED HEREBY, THE COMPANY SHALL PROVIDE TO SUCH PERSON, FREE OF CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES EXCHANGE COMMISSION, CONTAINING A LIST BRIEFLY DESCRIBING THE EXHIBITS THERETO, BUT NOT THE EXHIBITS THEMSELVES. AMONG THE PROXY SOLICITATION MATERIALS MAILED TO YOU WITH THIS PROXY STATEMENT IS A COPY OF THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, WHICH INCLUDES A COPY OF THE ABOVE-REFERENCED ANNUAL REPORT ON FORM 10-K. IF FOR SOME REASON YOU HAVE NOT RECEIVED IT, PLEASE NOTIFY THE COMPANY AT THE ADDRESS BELOW. UPON WRITTEN REQUEST FROM ANY BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT THE ANNUAL MEETING, AND PAYMENT TO THE COMPANY OF A FEE IN THE AMOUNT OF THE COMPANY'S REASONABLE EXPENSES OF FURNISHING SUCH COPY, THE COMPANY WILL ALSO FURNISH SUCH BENEFICIAL OWNER WITH A COPY OF ANY REQUESTED EXHIBIT TO THE ANNUAL REPORT ON FORM 10-K. PLEASE ADDRESS ANY SUCH REQUESTS TO STANFORD MICRODEVICES, INC., 726 PALOMAR AVENUE, SUNNYVALE, CALIFORNIA 94086, ATTENTION: THOMAS SCANNELL.

OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

YOUR VOTE IS IMPORTANT

     It is important that your shares be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope which has been enclosed.

                                          By order of the Board of Directors

                                                  /s/ THOMAS SCANNELL
                                          --------------------------------------
                                                     Thomas Scannell
                                               Vice President, Finance and
                                                     Administration,
                                          Chief Financial Officer, Secretary and
                                                   Assistant Treasurer

April 2, 2001

                                   APPENDIX A


PROXY                      STANFORD MICRODEVICES, INC.                     PROXY

                 Annual Meeting of Stockholders -- May 30, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

        The undersigned stockholder of Stanford Microdevices, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 2, 2001, and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000, and hereby appoints Robert Van Buskirk and Thomas Scannell, or either of them, as proxies and attorneys-in-fact, with full power to each of substitution on behalf and in the name of the undersigned, to vote and otherwise represent all of the shares of Common Stock of the Company registered in the name of the undersigned at the 2001 Annual Meeting of Stockholders of the Company, to be held on May 30, 2001 at 2:00 p.m. (local time) at the Company's principal executive offices, located at 726 Palomar Avenue, Sunnyvale, California 94086, and any adjournment or postponement thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner:

                      TO ASSURE YOUR REPRESENTATION AT THE
                      ANNUAL MEETING, PLEASE MARK, SIGN AND
                               DATE THIS PROXY AND
                            RETURN IT PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

                                 (See reverse.)

                                      PROXY

                           STANFORD MICRODEVICES, INC.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  (X)

1. The election of Peter Chung and Robert Van Buskirk as         FOR ALL         WITHHOLD ALL             FOR ALL
   Class I directors of the Company to serve for a term of                                                (Except
   three years and until such time as their respective                                                   Nominee(s)
   successors shall be duly elected and qualified.                (    )            (    )             written below)
                                                                                                           (    )

   Excepted                                   Nominee(s):
   ________________________

2. To ratify the appointment of Ernst & Young LLP as               FOR             AGAINST                ABSTAIN
   independent auditors for the Company for the fiscal year       (    )            (    )                 (    )
   ending December 31, 2001.


        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS AND PROPOSALS. THE PROXYHOLDERS MAY VOTE THE SHARES REPRESENTED BY THIS PROXY FOR OR AGAINST SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR MAY OTHERWISE REPRESENT SUCH SHARES WITH RESPECT TO SUCH MATTERS, IN EACH CASE IN THEIR DISCRETION.

                                                  Dated: _________________, 2001

Signature(s) ___________________________________

             ___________________________________


(By, if appropriate) ___________________________

(Title, if appropriate) ________________________

        Sign exactly as your name(s) appear on the stock certificate. A corporation or partnership is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If stock is registered in two names, both should sign.

        I plan to attend the Annual Meeting: Yes ____ No _____

                                   APPENDIX B

                           STANFORD MICRODEVICES, INC.
                             a Delaware corporation

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                                    PURPOSES

        The purpose of the Audit Committee of the Board of Directors of Stanford Microdevices, Inc., a Delaware corporation (the "Company"), shall be to make such examinations as are necessary to monitor the Company's system of internal controls, to provide the Company's Board of Directors with the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Director's attention.

        In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

                                   MEMBERSHIP

        The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, each of whom:

        1. Will be an independent director as the term is used by the National Association of Securities Dealers, Inc. (the "NASD") Rule 4200 (a)(15);

        2. Will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

        3. At least one of whom will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer with financial oversight responsibilities.

                                RESPONSIBILITIES

        The responsibilities of the Audit Committee shall include:

        1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls;

        2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function;

        3. Reviewing the independent auditors' proposed audit scope, approach and independence;

        4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

        5. Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

        6. Recommending the appointment of independent auditors to the Board of Directors;

        7.      Reviewing fee arrangements with the independent auditors;

        8. Reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;

        9. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

        10.     Overseeing compliance with rule 10-01(d) of Regulation S-X and
                Item 310(b) of Regulation S-B to assure that the Company's interim financial statements have been reviewed by an independent public accountant prior to the Company's filing its Form 10-Q or 10QSB.

        11. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and audit committee members and activities;

        12. Overseeing of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

        13. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

        14. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

        15. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

        16. Reviewing related party transactions for potential conflicts of interest;

        17. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulations S-K and S-B and Item 7(e)(3) of Schedule 14A; and

        18. Performing other oversight functions as requested by the full Board of Directors.

        In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors may delegate to it and will report, at least annually, to the Board of Directors regarding the Committee's examinations and recommendations.

                                    MEETINGS

        The Audit Committee will meet at least two times each year. The Audit Committee may establish its own schedule and shall provide such schedule to the Board of Directors in advance.

        The Audit Committee will meet separately with the Company's president and separately with the Company's chief financial officer at least annually to review the financial controls of the Company. The Audit Committee will meet with the independent auditors of the Company at such times as it deems appropriate to review the independent auditor's examination and management report.

                                     MINUTES

        The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.